                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): June 22, 2000


                     AMERICAN INTERNATIONAL INDUSTRIES, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



             000-25223                                 88-0326480
             ---------                                 ----------
     (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)



                  601 Cien Road, Suite 235, Kemah, Texas 77565
                  --------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (281) 334-9479
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         Inapplicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         Inapplicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         Inapplicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         a) The previous independent accountants for the American International Industries, Inc., (the "Company") were BDO Seidman, LLP ("BDO").

                  i) On June 22, 2000, the Company determined to appoint new independent accountants and BDO was dismissed by the Company.

                  ii) The reports of BDO on the Company's financial statements for the years ending December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  iii) The Company's board of directors approved the dismissal of BDO and approved the engagement of the Company's new independent accountants.

                  iv)  During all of the periods prior to the date of dismissal:

                           (A) There were no disagreements with BDO, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused BDO to make reference to the subject matter of the disagreement(s) in connection with its reports.

                           (B) BDO did not advise the Company that:

                           1. Internal controls necessary to develop reliable financial statements did not exist; or

                           2. Information has come to the attention of BDO which made it unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

                           3. The scope of the audit should be expanded significantly, or information has come to BDO's attention that it has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to BDO's satisfaction prior to its dismissal.

                  v) The Company has requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

         b)   New independent accountants

                  i) The Company engaged the accounting firm of R.E. Bassie & Co., P.C. as of June 27, 2000.

                  ii) The Company has not consulted the new accountant
                      regarding:

                      (A) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

                     (B) Any matter that was the subject of a disagreement or event identified in response to paragraph (a)(iv) above.

ITEM 5.  OTHER EVENTS

         Inapplicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Inapplicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.
                  Inapplicable.

         (b)      Pro Forma Financial Information.
                  Inapplicable.

         (c)      Exhibits
                  Letter from BDO agreeing with the statements contained in this Form 8-K.

ITEM 8.  CHANGE IN FISCAL YEAR

         Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        AMERICAN INTERNATIONAL INDUSTRIES, INC.



                                        By: /s/ Daniel Dror
                                            ------------------------------------
                                            Daniel Dror
                                            Chief Executive Officer




DATE: August 4, 2000

                                 EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 16.1               Letter of B.D.O. Seidman